                      INTELLECTUAL PROPERTY SECURITY AGREEMENT
                               (Borrower as Grantor)

          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made as of May 17, 1999, by ALLIANCE PHARMACEUTICAL CORP., a California Corporation ("Borrower") in favor of IMPERIAL BANK, a California chartered bank ("Secured Party").

                                      RECITALS

     A. Secured Party has agreed to lend to Borrower certain amounts (the "Loan"), as more fully described in a Promissory Note, dated as of June 17, 1998 (as amended from time to time, the "Loan Agreement").

     B. One of the preconditions to Secured Party's obligation to make any Loan advance is Borrower's grant to Secured Party of a security interest in the "Intellectual Property Collateral," as defined in SECTION 2, to secure Borrower's obligations to Secured Party.

     C. To induce Secured Party to advance the Loan pursuant to the terms of the Loan Agreement, Borrower has agreed to enter into this Agreement.

                                     AGREEMENTS

     1. DEFINITIONS. The following terms not otherwise defined herein will have the meanings indicated:

          a. "COPYRIGHTS" means copyrights, registrations and applications therefor, and any and all (i) renewals and extensions thereof, (ii) income, royalties, damages and payments now and hereafter due or payable with respect thereto, including damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) all other rights corresponding thereto throughout the world.

          b. "LICENSES" means license agreements in which a party grants or receives a grant of any interest in Copyrights, Trademarks, Patents and Trade Secrets and other intellectual property and any and all (i) renewals, extensions, supplements, amendments and continuations thereof, (ii) income, royalties, damages and payments now and hereafter due or payable to the party with respect thereto, including damages and payments for past or future violations or infringements or misappropriations thereof, and (iii) rights to sue for past, present and future violations or infringements thereof.




* Indicates confidential information which has been omitted and filed separately with the Securities and Exchange Commission.

          c. "PATENTS" means patents and patent applications along with any and all (i) inventions and improvements described and claimed therein, (ii) reissues, reexaminations, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iii) income, royalties, damages and payments now and hereafter due and/or payable to the holder with respect thereto, including damages and payments for past or future infringements thereof, (iv) rights to sue for past, present and future infringements thereof, and (v) all other rights corresponding thereto throughout the world.

          d. "TRADEMARKS" means trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of the owner's business connected therewith and symbolized thereby, together with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due or payable with respect thereto, including damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto throughout the world.

          e.   "TRADE SECRETS" means trade secrets, along with any and all
(i) income, royalties, damages and payments now and hereafter due and/or payable to the owner with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (ii) rights to sue for past, present and future infringements or misappropriations thereof, and
(iii) all other rights corresponding thereto throughout the world.

     2. GRANT OF SECURITY INTEREST. Borrower hereby grants to Secured Party a security interest in the following described intellectual property (collectively, the "Intellectual Property Collateral"):

          All Copyrights of Borrower, now owned or hereafter acquired, including those Copyrights listed on Exhibit A hereto.

          All Licenses of Borrower, now owned or hereafter acquired, including those Licenses listed on Exhibit A hereto, excluding those licenses on patents covering or directly relating to aspects of Borrower's present product called IMAGENT, now owned or hereafter acquired.

          All Patents of Borrower, now owned or hereafter acquired, including those Patents listed on Exhibit A hereto, excluding those patents covering or directly relating to aspects of Borrower's present product called IMAGENT, now owned or hereafter acquired.

          All Trademarks of Borrower, now owned or hereafter acquired, including those Trademarks listed on Exhibit A hereto, excluding those trademarks covering or directly relating to aspects of Borrower's present product called IMAGENT, now owned or hereafter acquired.

          All Trade Secrets of Borrower, now owned or hereafter acquired, excluding those trade secrets covering or directly relating to aspects of Borrower's present product called IMAGENT, now owned or hereafter acquired.

          All files and records of Borrower or in which Borrower has any interest and supporting evidence and documents relating to the Intellectual Property Collateral, including computer programs, disks, tapes and related electronic data processing media, all rights of Borrower to retrieval from third parties of electronically processed and recorded information, and all payment records, correspondence, license agreements and the like, together with all Borrower's books of account, ledgers, cabinets and equipment in which the same are reflected or maintained, now owned or hereafter acquired.

          All proceeds of the foregoing.

     3. SECURED INDEBTEDNESS. The Intellectual Property Collateral secures and will secure all Indebtedness of Borrower to Secured Party. For purposes of this Agreement, "Indebtedness" will mean all loans and advances made by Secured Party to Borrower, including related interest, loan fees, charges, attorneys' fees and other expenses for which Borrower is obligated, all guaranties by Borrower in favor of Secured Party and all other obligations and liabilities of Borrower to Secured Party, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Secured Party by assignment or otherwise. Without limiting the generality of the foregoing, "Indebtedness" includes all obligations of Borrower to Secured Party under any promissory note or other instrument evidencing debt, including all renewals and modifications thereof, and under any guaranty.

     4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants that:

          a. This Agreement has been duly executed and delivered by Borrower and is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be affected by bankruptcy and other laws affecting creditors' rights generally and equitable principles, and performance of this Agreement by Borrower does not conflict with or result in a breach of Borrower's organizational documents or any agreement, law, regulation or order by which Borrower or its property may be bound.

          b. The issued Intellectual Property Collateral is existing and is valid and enforceable, except to the extent that any Intellectual Property Collateral determined to be invalid or unenforceable will not have a material adverse effect on the Borrower or its business or financial condition.

          c. Borrower is and will be and remain the sole and exclusive owner of the Intellectual Property Collateral, except for (i) certain patents which are half-owned or licensed as indicated on Exhibit A attached hereto or
(ii) subsequently acquired or invented Intellectual Property Collateral which are partly owned or licensed, all of which is and will be free and clear of any liens, charges, encumbrances and exclusive licenses, except those in favor of Secured Party or to which Secured Party has consented in writing, subject to paragraph 6(a) hereinbelow.

          d. The Intellectual Property Collateral is and will be sufficient for the purpose of producing all goods, performing the services and otherwise carrying on the business of Borrower to which it relates.

          e. The Intellectual Property Collateral does not infringe any rights owned or possessed by any third party.

          f. There are no material claims, judgments or settlements to be paid by Borrower or pending claims or litigation relating to the Intellectual Property Collateral, except as disclosed in the Borrower's quarterly report on Form 10Q for the quarter ending December 31, 1998.

          g. No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Intellectual Property Collateral is on file or of record in any public office, except such as may have been filed by Borrower in favor of Secured Party.

          h. When all appropriate filings have been made with the United States Patent and Trademark Office, the United States Copyright Office, and the Secretary of State of the State of California, Secured Party will have a valid and continuing first priority lien on and first priority security interest in the Intellectual Property Collateral in which a security interest may be perfected under the laws of the United States or any state thereof and all action necessary to protect and create such security interest in each such item of the Intellectual Property Collateral will have been duly taken.

     5.   COVENANTS OF BORROWER.  Borrower agrees that:

          a. Borrower will preserve and maintain all rights in the Intellectual Property Collateral, will diligently pursue any patent, trademark and copyright applications, and will timely and fully perform all Borrower's obligations in connection with the Intellectual Property Collateral.

          b. Borrower will execute, procure, deliver, register and/or record all such documents and showings and take all further action as is necessary, including paying maintenance fees on Intellectual Property Collateral, or reasonably requested by Secured Party from time to time to evidence, register, record and/or perfect Secured Party rights hereunder, including as respects additional Intellectual Property Collateral contemplated in paragraph 5.j. herein below, or otherwise carry out the intent and purposes of this Agreement. Secured Party may, at its option, make any such recordation or filing in which case Borrower will reimburse Secured party's related costs promptly following receipt of an invoice therefor.

          c. Borrower will take commercially reasonable action to halt the infringement of any of the Intellectual Property Collateral if such infringement could have a material adverse effect on the value of the Intellectual Property Collateral or Borrower's ability to use the Intellectual Property Collateral, and Borrower will promptly notify Secured Party of such infringement or any other event which would have a material adverse effect on the value of the Intellectual Property Collateral.

          d. Borrower will not amend, modify, terminate or waive any provisions of any other contract to which Borrower is a party in any manner which might materially adversely affect the Intellectual Property Collateral.

          e. Borrower will not transfer or further encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower in the ordinary course of business and as permitted in Paragraph 6(a). The Borrower may not enter into an exclusive license arrangement on any of its Intellectual Property Collateral without prior written approval of the Secured Party, which approval with not be unreasonably withheld.

          f. Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Intellectual Property Collateral or in respect of its income or profits therefrom and all claims of any kind, except that no such charge need be paid if (i) such non-payment would not involve any danger of forfeiture or loss of any of the Intellectual Property Collateral or any interest therein and (ii) such charge is adequately reserved in accordance with and to the extent required by GAAP.

          g. Borrower will promptly notify Secured Party of any changes in Borrower's principal office address, state of incorporation, name or corporate structure.

          h. Upon reasonable notice (unless a default has occurred and is continuing, in which case no notice is necessary), Borrower will at all times afford Secured Party full and free access during normal business hours to all the books and records and correspondence of Borrower, and Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof. Borrower agrees to provide Secured Party, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

          i. Borrower will keep and maintain adequate and complete records of the Intellectual Property Collateral, including a record of all payments received and all credits granted with respect to the Intellectual Property Collateral and all other dealings with respect to the Intellectual Property Collateral. Borrower will mark its books and records pertaining to the Intellectual Property Collateral to evidence this Agreement and the security interest granted hereby.

          j. If prior to the time the Indebtedness has been paid in full Borrower obtains any material rights to or interests in any new inventions, whether or not patentable, or additional Intellectual Property Collateral, Borrower will promptly notify Secured Party thereof.

          k. Borrower will not enter into any agreement which precludes Borrower's grant of a security interest to Secured Party in any Intellectual Property Collateral without Secured Party's prior written consent.

          l. Borrower will supply to Secured Party any source code in its possession related to any Intellectual Property Collateral, as may be amended or updated from time to time, it being understood that Secured Party will not utilize or disseminate such source code except following a default and as contemplated in SECTION 8.

     6. FURTHER UNDERSTANDINGS. Borrower's rights as to the Intellectual Property Collateral are subject to the following further understandings:

          a. Prior to the occurrence of a default hereunder Borrower may continue to exploit, license, franchise, use, enjoy and protect (whether in the United States of America or any foreign jurisdiction) the Intellectual Property Collateral in the ordinary course of business and in a manner consistent with the preservation of Secured Party's rights hereunder, and Secured Party will execute and deliver, at Borrower's sole cost and expense, any and all instruments, certificates or other documents reasonably requested by Borrower to enable Borrower to do so.

          b. This Agreement, and the security interest created hereunder, will terminate when (i) all Indebtedness has been fully paid and satisfied and (ii) there are no outstanding commitments for additional Indebtedness. Secured Party (without recourse upon, or any warranty whatsoever by, Secured Party) will then execute and deliver to Borrower such documents and instruments evidencing the termination of the security interest hereunder as Borrower may reasonably request.

          c. Borrower hereby irrevocably appoints Secured Party as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, from time to time in Secured party's discretion, to take any action and to execute any instrument which Secured party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining Borrower's approval of or signature to such modification by amending any Exhibit hereto to include reference to any Intellectual Property Collateral acquired by Borrower after the execution hereof or to delete any reference to any Intellectual Property Collateral in which Secured Party no longer has or claims any interest and (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto relative to any of the Intellectual Property Collateral without the signature of Borrower, where permitted by law.

     7. DEFAULT. The occurrence of one or more of the following will be a default hereunder:

          a. Borrower fails to pay any Indebtedness to Secured Party when due in accordance with the Credit Agreement dated June 17, 1998 ("Credit Agreement").

          b. Borrower breaches any term, provision, warranty or representation under this Agreement, the Loan Agreement, Credit Agreement or any other loan agreement or other agreement under which Borrower has obligations relating to the Indebtedness, or Borrower breaches any other obligation to Secured Party, subject to any cure provisions in such documents.

          c. Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the assets of Borrower or of any guarantor of any Indebtedness.

          d. Borrower or any guarantor of any Indebtedness becomes insolvent, generally not paying its debts as they become due, fails in business, makes a general assignment for the benefit of creditors, dies or voluntarily files under any bankruptcy or other law for the relief of or relating to debtors.

          e. Any involuntary petition is filed against Borrower or any guarantor of any Indebtedness under any bankruptcy or other law for the relief of or relating to debtors and such petition is not dismissed within 60 days of filing.

          f. Any involuntary lien of any kind or character attaches to, or any levies of attachment, execution, tax assessment or similar legal process are issued against, any material assets or property of Borrower or any guarantor of any Indebtedness.

          g. Any financial statements, profit and loss statements, certificates, schedules, or other information furnished by Borrower or as guarantor of any Indebtedness to Secured Party relating to Borrower's or the guarantor's financial condition or the Intellectual Property Collateral proves false or incorrect in any material respect when made.

          h. Any other event of default under the Loan Agreement or a related document occurs.

          i. Any guarantor of the Indebtedness revokes or repudiates any provision of its guaranty therefor.

     8. SECURED PARTY'S REMEDIES AFTER DEFAULT. Upon the occurrence of any event or the existence of any condition which constitutes a default under
SECTION 7, Secured Party may take any one or more of the following actions, all without notice, demand, legal process, protest or presentment of any kind:

          a. Declare any or all Indebtedness immediately due and payable, without notice or demand.

          b. Exercise any and all rights and powers of the Borrower respecting the Intellectual Property Collateral.

          c. Sell or assign or grant a license or franchise to use, or cause to be sold or assigned or granted a license or franchise to use, any or all of the Intellectual Property Collateral, in each case, free of all rights and claims of Borrower therein and thereto (but subject, in each case, to the rights of others heretofore granted or created by Borrower as contemplated herein).

          d. Exercise the rights and remedies of a secured party under the California Commercial Code or any other applicable law, including selling the Intellectual Property Collateral at public or private sale, for cash or on credit, in whole or in part and on such terms as Secured Party may determine.

          e. Require Borrower to assemble any tangible Intellectual Property Collateral and make such Intellectual Property Collateral available to Secured Party at a place designated by Secured Party or to deliver a copy to Secured Party of any such Intellectual Property Collateral consisting of books, records, computer disks, tapes and the like.

          f. Enter the premises of Borrower or third parties in order to take possession of any tangible Intellectual Property Collateral.

          g. Require Borrower to segregate all collections and proceeds of the Intellectual Property Collateral so that they are capable of identification and deliver daily such collections and proceeds to Secured Party in kind.

          h. Notify any obligated persons of Secured Party's interest in the Intellectual Property Collateral and the proceeds thereof and require any such persons to forward all remittances, payments and proceeds respecting the Intellectual Property Collateral to Secured Party or a post office box under Secured Party's exclusive control.

          i. Demand and collect any proceeds of the Intellectual Property Collateral.

          j. Bring suit in its own or Borrower's name to protect or enforce Borrower's rights respecting any Intellectual Property Collateral, in which case Borrower will do any and all lawful acts and execute any and all proper documents requested by Secured Party in connection with such action.

          k. Grant extensions of time for payment of amounts due respecting any Intellectual Property Collateral and compromise or settle claims or disputes of any customer of Borrower or any third party relating to any Intellectual Property Collateral, including compromises and settlements that are for less than the full amount due or involve discounts, credits or allowances other than in the ordinary course of business, all as Secured Party in good faith deems advisable or appropriate and without prior notice to or consent of Borrower.

          l. Use any Intellectual Property Collateral in connection with any assembly, use or disposition of other collateral in which Borrower has granted a security interest to Secured Party.

          m. Take such measures as Secured Party may deem reasonably necessary or advisable to preserve, maintain, protect or develop the Intellectual Property Collateral or any portion thereof or to perform such obligations hereunder as Borrower may have failed to perform without curing Borrower's default arising from such failure.

          n. Apply to any court of competent jurisdiction for appointment of a receiver to enforce any of Secured Party's remedies with respect to the Intellectual Property Collateral to which appointment Borrower hereby consents.

          o. Apply all recoveries received by Secured Party pursuant to the exercise of Secured party's rights hereunder, net of all Secured Party's related costs and expenses, to the Indebtedness with Borrower remaining liable for any deficiency.

          p. Demand Borrower's payment of all Secured Party's costs and expenses incurred in connection with the exercise by Secured Party of its rights hereunder not offset against recoveries as provided in paragraph 8. hereinabove.

          q. Institute proceedings to enforce Secured Party's rights to any amounts owed by Borrower hereunder.

          r. Exercise such further remedies as Secured Party may have at law or in equity.

     9.   MISCELLANEOUS.

          a. Except for the gross negligence or willful misconduct of Secured Party, Secured Party will have no liability for any handling or mishandling of any check, note, acceptance or other instrument which the maker thereof tenders to Borrower or Secured Party in connection with the Intellectual Property Collateral.

          b. All representations, warranties, covenants, agreements, terms and conditions made herein will survive the execution, delivery and closing of this Agreement and all transactions contemplated hereby.

          c. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder or to insist on strict compliance or performance of the representations, warranties, covenants, agreements, terms and conditions of this Agreement will operate as a waiver thereof.

          d. Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be of the essence hereof.

          e. This Agreement will be governed by and construed according to the laws of the State of California.

          f. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Such rights and remedies may be exercised singularly or collectively from time to time, and thus any single or partial exercise of any right or remedy will not preclude the further exercise thereof or the exercise of any other right or remedy.

          g. The defined terms in this Agreement will apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" when used in this Agreement will be deemed to be followed by the phrase "without limitation."

          h. In the event of any action or proceeding that involves the protection, preservation or enforcement of Secured Party's rights or Borrower's obligations relating to this Agreement or the Indebtedness, Secured Party will be entitled to reimbursement from Borrower of all costs and expenses associated with said action or proceeding, including reasonable attorney's fees and litigation expenses. Borrower will reimburse Secured Party for all reasonable attorneys' fees and expenses incurred in the representation of Secured Party in any aspect of any bankruptcy or insolvency proceeding initiated by or on behalf of Borrower that concerns any of Borrower's obligations to Secured Party under this Agreement, the Indebtedness or otherwise. In the event of a judgment against one party concerning any aspect of this Agreement or the Indebtedness, the right to recover post-judgment attorneys' fees incurred in enforcing the judgment will not be merged into and extinguished by any money judgment. The provisions of this paragraph constitute a distinct and severable agreement from the other contractual rights created by this Agreement or the Indebtedness.

          i. Borrower hereby waives diligence, presentment, protest and demand and notice of every kind and, to the extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. Borrower further waives any right to require Secured Party to proceed against any person for payment of the Indebtedness or against any other security Secured Party may have for the Indebtedness as a condition to realizing upon any Intellectual Property Collateral hereunder.

          j. If any provisions of this Security Agreement are held to be invalid, illegal, unenforceable or against public policy in any respect, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

          k. Borrower will indemnify, defend and hold Secured Party harmless from and against any claims, losses, damages, suits, costs and expenses incurred by or asserted against Secured Party arising out of this Agreement, including Secured Party's enforcement of its rights hereunder, except where the covered matter results from Secured Party's gross negligence or willful misconduct.

          l. This Agreement will inure to the benefit of Secured Party and its successors and assigns. Borrower will not assign any of Borrower's rights, duties or obligations hereunder. Any such assignment by Borrower will be void and of no effect as to Secured Party and its successors or assigns.

Executed as of May 18, 1999 at San Diego, California.


                                      ALLIANCE PHARMACEUTICAL CORP.


                                      By: ______________________________________
                                           Theodore D. Roth
                                           President and Chief Operating Officer



                                      By: ______________________________________
                                           Lloyd A. Rowland
                                           Vice President and General Counsel

                                      Address:  3040 Science Park Road
                                                San Diego, California  92121

     Sworn and subscribed before me this 18th day of May, 1999.


                                      Notary Public:____________________________


                                      My Commission expires on:_________________

           EXHIBIT A TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


Copyrights:  NONE

                           ALLIANCE PHARMACEUTICAL CORP.
                                TRADEMARK PORTFOLIO

     TRADEMARK               COUNTRY           APPLICATION NO. /   REGISTERED
                                               REGISTRATION NO.
-----------------------------------------------------------------------------

 IMAGENT                     Benelux           471,235             X
 IMAGENT                     France            1,605,523           X
 IMAGENT                     Israel            74,447              X
 IMAGENT                     Italy             00573536            X
 IMAGENT                     Japan             2436379             X
 IMAGENT                     United States     1,582,204           X
 IMAGENT                     United States     2,010,189           X
 OXYGENT                     France            1,563,969           X
 OXYGENT                     Germany           1,189,789           X
 OXYGENT                     Israel            74448               X
 OXYGENT                     Japan             2436378             X
 OXYGENT                     United States
 LIQUIVENT                   Benelux           514565              X
 LIQUIVENT                   France            92414143            X
 LIQUIVENT                   Germany           2073981             X
 LIQUIVENT                   Israel            82938               X
 LIQUIVENT                   Japan             3016766             X
 LIQUIVENT                   Spain             1695078             X
 LIQUIVENT                   United States     1,944,390           X
 LIQUIVENT                   United Kingdom    1497272             X
 SAT PAD                     Japan             3,286,612           X
 SAT PAD                     United States     1,866,306           X
 BIOTIS                      United States     1373195             X
 RODA                        United States     75/235,237
 AUGMENTED ANH               United States     75/291,067
 AUGMENTED ANH               United States     75/507920
 AUGMENTED ANH               European Ctm      1028026
 AANH                        United States     75/304,266
 PARTIAL LIQUID              United States
 VENTILATION
 PLV                         United States
 PULMOSPHERE                 United States     75/372,296
 PULMOSPHERE                 European Ctm      783498
 PULMOSPHERE                 Canada            873922
 PULMOSPHERE                 Australia         758622


                     ALLIANCE PATENTS AND PATENT APPLICATIONS:
                      LIQUIVENT-Registered Trademark- SUMMARY

    COUNTRY                  PATENT NO. /                       LICENSED /
                           APPLICATION NO.                       OWNED
                           (Patents in Bold)
----------------------------------------------------------------------------
 US                         5,770,181                              O
 *                          *                                      *
 U.S.                       5,490,498                              O
 U.S.                       5,655,521                              O
 U.S.                       5,853,003                              O
 *                          *                                      *
 EUROPE                     0 583 358                              O
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 JAPAN                      2607021                                O
 U.S.                       5,540,225                              O
 EUROPE                     0 612 256 B1                           O
 *                          *                                      *
 AUSTRALIA                  667847                                 O
 *                          *                                      *
 *                          *                                      *
 US                         5,531,219                              O
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 US                         5,829,428                              O
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *


    COUNTRY                  PATENT NO. /                       LICENSED /
                           APPLICATION NO.                       OWNED
                           (Patents in Bold)
----------------------------------------------------------------------------
 *                          *                                      *
 SOUTH AFRICA               97/06692                               O
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 U.S.                       5,562,608                     O    (1/2 Interest)
 US                         5,788,665                     O    (1/2 Interest)
 U.S.                       5,158,536                     O    (1/2 Interest)
 *                          *                                      *
 *                          *                                      *
 US                          5,707,352                    O    (1/2 Interest)
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 AUSTRALIA                  650845                        O    (1/2 Interest)
 AUSTRALIA                  683919                        O    (1/2 Interest)
 *                          *                                      *
 *                          *                                      *
 U.S.                       5,470,885                     O    (1/2 Interest)
 U.S.                       5,733,939                    O    (1/2 Interest)
 AUSTRALIA                  691837                        O    (1/2 Interest)
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 US                         5,437,272                              L
 *                          *                                      *
 *                          *                                      *
 JAPAN                      2606994                                L
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 U.S.                       5,859,068                              L
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *


    COUNTRY                  PATENT NO. /                       LICENSED /
                           APPLICATION NO.                       OWNED
                           (Patents in Bold)
----------------------------------------------------------------------------
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 US                         5,335,650                              L
 *                          *                                      *
 AUSTRALIA                  675096                                 L
 *                          *                                      *
 *                          *                                      *
 U.S.                       5,590,651                              L
 *                          *                                      *
 AUSTRALIA                  691077                                 L
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *
 *                          *                                      *


                     ALLIANCE PATENTS AND PATENT APPLICATIONS:
                                OXYGENT-TM- SUMMARY

 COUNTRY                      PATENT NO. /                       LICENSED /
                            APPLICATION NO.                        OWNED
                            (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                       4,865,836                               O
 AUSTRALIA                  599068                                  O
 CANADA                     1,279,011                               O
 SOUTH AFRICA               87/0252                                 O
 NORWAY                     173214                                  O
 JAPAN                      1943385                                 O
 EUROPE                     0231070                                 O
 *                          *                                       *
 *                          *                                       *
 U.S.                       5,080,885                               O
 U.S.                       5,393,513                               O
 U.S.                       4,987,154                               O
 AUSTRALIA                  608880                                  O
 CANADA                     1,316,820                               O
 EUROPE                     0307087                                 O
 JAPAN                      1842180                                 O
 SOUTH AFRICA               88/5796                                 O
 IRELAND                    64245                                   O
 NORWAY                     179162                                  O
 U.S.                       5,284,645                               O
 AUSTRALIA                  648757                                  O
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 U.S.                       5,847,009                               O
 *                          *                                       *
 U.S.                       4,927,623                               O
 U.S.                       5,077,036                               O
 AUSTRALIA                  647372                                  O
 CANADA                     1333877                                 O
 CANADA                     1335714                                 O
 CANADA                     1338854                                 O
 EUROPE                     480 925                                 O
 *                          *                                       *
 U.S.                       4,951,673                               O


 COUNTRY                      PATENT NO. /                       LICENSED /
                            APPLICATION NO.                        OWNED
                            (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                       4,993,415                               O
 AUSTRALIA                  635899                                  O
 EUROPE                     0429539                                 O
 CANADA                     1338617                                 O
 U.S.                       4,985,550                               O
 AUSTRALIA                  608761                                  O
 EUROPE                     0255443                                 O
 NEW ZEALAND                221.232                                 O
 PORTUGAL                   85 425                                  O
 CANADA                     1,315,778                               O
 IRELAND                    61102                                   O
 JAPAN                      2,110,228                               O
 NORWAY                     169542                                  O
 *                          *                                       *
 U.S.                       5,344,930                               O
 AUSTRALIA                  639008                                  O
 EUROPE                     0478686                                 O
 *                          *                                       *
 JAPAN                      2849471                                 O
 JAPAN                      1797479                                 O
 JAPAN                      1695620                                 O
 JAPAN                      1777893                                 O
 JAPAN                      1760438                                 O
 FRANCE                     2 665 705                               O
 U.S.                       5,527,962                               O
 EUROPE                     0548096                                 O
 AUSTRALIA                  647176                                  O
 *                          *                                       *
 *                          *                                       *
 U.S.                       5,703,126                               O
 U.S.                       U5,847,206                              O
 *                          *                                       *
 FRANCE                     2,679,150                               O
 *                          *                                       *
 AUSTRALIA                  669117                                  O
 EUROPE                     0594707*                                O
 *                          *                                       *
 *                          *                                       *


 COUNTRY                      PATENT NO. /                       LICENSED /
                            APPLICATION NO.                        OWNED
                            (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                       5,628,930                               O
 *                          *                                       *
 *                          *                                       *
 AUSTRALIA                  678418                                  O
 *                          *                                       *
 EUROPE                     0666736                                 O
 *                          *                                       *
 *                          *                                       *
 U.S.                       5,344,393                               O
 AUSTRALIA                  660257                                  O
 *                          *                                       *
 EUROPE                     0627913*                                O
 *                          *                                       *
 *                          *                                       *
 U.S.                       U5,451,205                              O
 FRANCE                     2,677,360                               O
 U.S.                       5,846,516                               O
 U.S.                       5,679,459                               O
 U.S.                       5,635,538                               O
 AUSTRALIA                  679052                                  O
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 U.S.                       5,865,784                               O
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 SOUTH AFRICA               96/4656                                 O
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *


 COUNTRY                      PATENT NO. /                       LICENSED /
                            APPLICATION NO.                        OWNED
                            (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                       5,726,209                               O
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 *                          *                                       *
 U.S.                       4,742,050                               O
 U.S.                       4,889,525                               O
 U.S.                       4,769,241                               O
 U.S.                       4,919,895                               O
 CANADA                     1,288,045                               O
 EUROPE                     0,265,082                               O
 U.S.                       4,815,446                      O    (1/2 Interest)
 CANADA                     1,281,656                      O    (1/2 Interest)
 EUROPE                     0,201,275                      O    (1/2 Interest)
 JAPAN                      2681147                        O    (1/2 Interest)
 U.S.                       5,061,484                               O
 U.S.                       5,374,243                               O
 U.S.                       5,073,383                               O
 U.S.                       4,289,499                               O
 U.S.                       4,402,984                               O
 U.S.                       4,461,717                               O
 U.S.                       4,975,468                               O
 *                          *                                       *
 PCT                        98/22491                                O


                    ALLIANCE PATENTS AND PATENT APPLICATIONS:
                                RODA-TM- SUMMARY

                (EXCLUSIVELY LICENSED TO VIA MEDICAL CORPORATION)

  COUNTRY                     PATENT NO. /                       LICENSED /
                            APPLICATION NO.                        OWNED
                            (Patents in bold)
---------------------------------------------------------------------------
 U.S.                          5,634,461                             O
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *
 *                             *                                     *


                              ALLIANCE -MISCELLANEOUS
                          PATENTS AND PATENT APPLICATIONS

  COUNTRY                    PATENT NO. /                        LICENSED /
                           APPLICATION NO.                         OWNED
                          (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                        5,496,535                               O
 FRANCE                      2,677,360                               O
 U.S.                        5,281,582                               O
 U.S.                         5,399,694                              O
 U.S.                        5.648.362                               O
 FRANCE                      2682110                                 O
 AUSTRALIA                   658930                                  O
 *                           *                                       *
 *                           *                                       *
 CANADA                      2,120,360                               O
 U.S.                        5,460,800                               O
 FRANCE                      2,700,696                               O
 U.S.                        5,582,813                               O
 FRANCE                      2 694 559                               O
 U.S.                        5,446,023                               O
 U.S.                        5,637,564                               O
 U.S.                        5,650,393                               O
 *                           *                                       *
 AUSTRALIA                   674157                                  O
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 FRANCE                      2,710,840                               O
 U.S.                        5,573,757                               O
 AUSTRALIA                   688800                                  O
 *                           *                                       *
 EUROPE                      0 722 313                               O
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *


  COUNTRY                    PATENT NO. /                        LICENSED /
                           APPLICATION NO.                         OWNED
                          (Patents in Bold)
---------------------------------------------------------------------------
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 FRANCE                      2,720,943                               O
 *                           *                                       *
 *                           *                                       *
 US                          5,667,809                               O
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 U.S.                        5,874,481                               O
 U.S.                        5,733,526                               O
 FRANCE                      2,737,135                               O
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 *                           *                                       *
 U.S.                        5,861,175                               O
 *                           *                                       *
 U.S.                        4,143,079                               O
 U.S.                        4,366,169                               O
 U.S.                        4,520,109                               O


  COUNTRY                    PATENT NO. /                        LICENSED /
                           APPLICATION NO.                         OWNED
                          (Patents in Bold)
---------------------------------------------------------------------------
 U.S.                        4,640,833                               O
 GERMANY                      3 406 834                              O
 U.S.                        4,879,062                               O
 FRANCE                      2 752 161                               O
 *                           *                                       *
 U.S.                        5,114,703                               L
 AUSTRALIA                   639466                                  L
 CANADA                      2055594                                 L
 EUROPE                      0 474 785                               L
 JAPAN                       2,865,172                               L
 U.S.                        5,496,536                               L
